GERALD STEVENS, INC. and SUBSIDIARIES
CASE NUMBERS 01-13984 BKC-RAM through 01-14039-BKC-RAM
MONTHLY FINANCIAL REPORT
                                  --------------                  --------------
FOR THE PERIOD BEGINNING             8/1/01         AND ENDING        8/31/01
                                  --------------                  --------------


                                                                                       CURRENT MONTH
                                                                                       -------------
                                                            CORPORATE        ROYERS      NAT. FLORA       AGA            TOTAL
                                                            ---------        ------      ----------       ---            -----
  1   CASH AT BEGINNING OF PERIOD                        (1,493,621.72)     250,410.85   27,852.77      41,325.32   (1,174,032.78)
  2   RECEIPTS                                                                                                                 --
            A       Cash Sales                            1,857,249.64      253,732.31   60,277.50             --    2,171,259.45
                    Less Cash Refunds                        (7,979.24)      (4,937.71)         --             --      (12,916.95)
                                                       --------------------------------------------------------------------------
                    Net Cash Sales                        1,849,270.40      248,794.60   60,277.50             --    2,158,342.50
            B       Collections of Postpetition AR
                       (Incl CC)                          8,758,630.00      790,050.86   29,101.03     188,133.23    9,765,915.12
            C       Collections of Prepetition AR                   --       23,101.80          --             --       23,101.80
            D       Other Receipts                        3,518,618.56      507,772.25          --             --    4,026,390.81
                    Intercompany cash transfers, Net       (230,864.18)    (260,107.13) (48,295.68)    539,266.99              --
                                                       --------------------------------------------------------------------------
  3   TOTAL RECEIPTS                                     13,895,654.78    1,309,612.38   41,082.85     727,400.22   15,973,750.23
                                                       --------------------------------------------------------------------------
  4   TOTAL CASH AVAILABLE FOR OPERATIONS                12,402,033.06    1,560,023.23   68,935.62     768,725.54   14,799,717.45

  5   DISBURSEMENTS
            A       US Trustee Quarterly Fees                       --              --          --             --              --
            B       Net Payroll                           5,560,468.75      475,199.78    1,878.30             --    6,037,546.83
            C       Payroll Taxes Paid                    1,867,139.74      198,727.55          --             --    2,065,867.29
            D       Sales and Use Taxes Paid                518,526.48       76,397.51          --             --      594,923.99
            E       Other Taxes Paid                        154,126.60       40,044.08          --             --      194,170.68
            F       Rent                                    636,280.77       99,042.38   11,350.88      17,997.41      764,671.44
            G       Other Lease Payments                     26,067.28              --    2,163.90             --       28,231.18
            H       Telephone                               376,756.93       21,919.39    3,205.92       4,585.47      406,467.71
            I       Utilities                               273,361.56       27,395.64    2,502.75         793.69      304,053.64
            J       Travel and Entertainment                 31,427.39              --    4,480.42             --       35,907.81
            K       Vehicle Expense                         341,542.84       37,405.18          --       4,858.55      383,806.57
            L       Office Supplies                          45,949.09       10,863.06    2,466.42       2,245.87       61,524.44
            M       Advertising                           1,102,121.09       10,202.76   16,929.04             --    1,129,252.89
            N       Insurance (Attachment 7)                967,368.97              --          --             --      967,368.97
            O       Purchases of Fixed Assets                 3,200.00              --          --             --        3,200.00
            P       Purchases of Inventory                2,191,757.15      295,012.04          --     690,229.52    3,176,998.71
            Q       Manufacturing Supplies                   23,808.48              --          --         143.63       23,952.11
            R       Repairs and Maintenance                  87,634.01       28,749.53    3,502.61       2,805.64      122,691.79
            S       Other Operating Expenses
                        (Attach List)                       546,617.14        3,041.16    3,678.50       3,747.74      557,084.54
                                                       --------------------------------------------------------------------------
  6   TOTAL CASH DISBURSEMENTS                           14,754,154.27    1,324,000.06   52,158.74     727,407.52   16,857,720.59
                                                       --------------------------------------------------------------------------
  7   CASH AT END OF PERIOD (Item 4 Minus Item 6)        (2,352,121.21)     236,023.17   16,776.88      41,318.02   (2,058,003.14)
                                                       ==========================================================================

GERALD STEVENS, INC. and SUBSIDIARIES
CASE NUMBERS 01-13984 BKC-RAM through 01-14039-BKC-RAM
MONTHLY FINANCIAL REPORT
                                     -------------              -------------
FOR THE PERIOD BEGINNING                4/23/01    AND ENDING      8/31/01
                                     -------------              -------------

                                                                            CUMULATIVE FROM FILING DATE
                                                                            ---------------------------
                                                 CORPORATE      CANADA        ROYERS        NAT. FLORA       AGA          TOTAL
                                                 ---------      ------        ------        ----------       ----         -----
  1 CASH AT BEGINNING OF PERIOD                 1,799,448.84   315,845.12    172,083.10     93,826.08      19,166.46   2,400,369.60
  2 RECEIPTS                                                                                                                      -
         A    Cash Sales                       15,398,494.91   143,220.26  2,901,742.41    197,234.02             --  18,640,691.60
              Less Cash Refunds                   (37,596.54)          --    (33,906.17)    (4,711.15)            --     (76,213.86)
                                              -------------------------------------------------------------------------------------
              Net Cash Sales                   15,360,898.37   143,220.26  2,867,836.24    192,522.87             --  18,564,477.74
         B    Collections of Postpetition AR
                 (Incl CC)                     35,481,730.77   184,588.02  2,831,840.59    312,573.04  10,705,353.86  49,516,086.28
         C    Collections of Prepetition AR     4,526,297.70           --  1,359,730.71      4,611.32      23,101.80   5,913,741.53
         D    Other Receipts                    8,677,386.50           --    974,630.78            --   4,026,390.81  13,678,408.09
              Intercompany cash transfers, Net   (544,557.23)          -- (2,164,520.54)   522,014.82   2,447,170.08     260,107.13
                                              -------------------------------------------------------------------------------------
  3 TOTAL RECEIPTS                             63,501,756.11   327,808.28  5,869,517.78  1,031,722.05  17,202,016.55  87,932,820.77
                                              -------------------------------------------------------------------------------------
  4 TOTAL CASH AVAILABLE FOR OPERATIONS        65,301,204.95   643,653.40  6,041,600.88  1,125,548.13  17,221,183.01  90,333,190.37

  5 DISBURSEMENTS
         A    US Trustee Quarterly Fees            35,750.00           --            --            --             --      35,750.00
         B    Net Payroll                      18,836,317.46   109,993.16  2,291,701.51      1,507.87   6,037,546.83  27,277,066.83
         C    Payroll Taxes Paid                6,779,874.26     2,649.36    739,930.06            --   2,065,867.29   9,588,320.97
         D    Sales and Use Taxes Paid          3,220,968.63    31,356.89    249,225.06            --     594,923.99   4,096,474.57
         E    Other Taxes Paid                    333,304.16           --      4,802.26            --     194,170.68     532,277.10
         F    Rent                              4,800,260.35    42,188.25    241,015.43     66,039.84     818,663.67   5,968,167.54
         G    Other Lease Payments                101,659.42       460.80      3,003.13     17,634.52      36,112.72     158,870.59
         H    Telephone                         1,208,786.90     4,592.65     45,879.74     27,415.12     417,408.14   1,704,082.55
         I    Utilities                           965,143.49     7,702.09     53,612.46      6,413.45     323,632.17   1,356,503.66
         J    Travel and Entertainment            270,871.38           --      8,486.14     28,626.44      39,931.38     347,915.34
         K    Vehicle Expense                   1,742,238.98     6,451.61    137,715.69      4,872.73     405,197.19   2,296,476.20
         L    Office Supplies                     211,434.85     2,398.09     70,394.62     13,690.21      71,526.54     369,444.31
         M    Advertising                       5,169,437.28     6,489.35     97,281.19     83,537.21   1,129,252.89   6,485,997.92
         N    Insurance (Attachment 7)          5,106,725.28     8,214.96            --            --     967,368.97   6,082,309.21
         O    Purchases of Fixed Assets            43,917.54           --      3,615.00      3,746.00       4,981.75      56,260.29
         P    Purchases of Inventory           10,819,728.89   206,969.35  1,581,730.57    691,556.18   6,389,058.58  19,689,043.57
         Q    Manufacturing Supplies              119,381.58           --      1,817.21        143.63      26,477.55     147,819.97
         R    Repairs and Maintenance             344,505.39     2,922.56     44,566.41      8,175.21     130,030.69     530,200.26
         S    Other Operating Expenses
                (Attach List)                   7,543,020.32   211,264.28     38,972.34     84,066.75     570,019.52   8,447,343.21
                                              -------------------------------------------------------------------------------------
  6 TOTAL CASH DISBURSEMENTS                   67,653,326.16   643,653.40  5,613,748.82  1,037,425.16  20,222,170.55  95,170,324.09
                                              -------------------------------------------------------------------------------------
  7 CASH AT END OF PERIOD (Item 4 Minus
       Item 6)                                 (2,352,121.21)          --    427,852.06     88,122.97  (3,000,987.54) (4,837,133.72)
                                             ======================================================================================

Includes adjustment in Royer's account to correct Omission of other Deposit not
reported in May 31 MOR in the amount of:                                                               $  169,270.50